                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                      FOR

                       LEAP WIRELESS INTERNATIONAL, INC.

                            OFFER TO EXCHANGE THEIR
   12 1/2% SENIOR NOTES DUE 2010 AND 14 1/2% SENIOR DISCOUNT NOTES DUE 2010,
                           WHICH HAVE BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
                            FOR ANY AND ALL OF THEIR
                 OUTSTANDING 12 1/2% SENIOR NOTES DUE 2010 AND
                     14 1/2% SENIOR DISCOUNT NOTES DUE 2010
            PURSUANT TO THE PROSPECTUS, DATED                , 2000
--------------------------------------------------------------------------------

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
                                        , 2000, UNLESS
 EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                 The Exchange Agent for the Exchange Offer is:

                      STATE STREET BANK AND TRUST COMPANY

                     By Mail:                             By Hand or Overnight Express Delivery:

        State Street Bank and Trust Company                 State Street Bank and Trust Company
                   P.O. Box 778                                   Two Avenue de Lafayette
               Boston, MA 02102-0078                         5th Floor, Corporate Trust Window
            Attention: Mackenzie Elijah                            Boston, MA 02111-1724
                                                                Attention: Mackenzie Elijah

                            Facsimile Transmission:
                                 (617) 662-1452

                             Confirm by Telephone:
                                 (617) 662-1525

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated                      , 2000 (the "Prospectus"), of Leap
Wireless International, Inc., a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $225,000,000 in aggregate principal amount of their 12 1/2% Senior Notes due 2010 and up to $668,000,000 in aggregate principal amount at maturity of their 14 1/2% Senior Discount Notes due 2010 (together, the "Exchange Notes"), for a like principal amount of their outstanding 12 1/2% Senior Notes due 2010 (the "Senior Notes") and their outstanding 14 1/2% Senior Discount Notes due 2010 (the "Senior Discount Notes," and together with the Senior Notes, the "Notes") that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act").

     For each Note accepted for exchange, the holder of such Note will receive an Exchange Note having a principal amount equal to that of the surrendered Note.

     This Letter is to be completed by a holder of Notes either if certificates are to be forwarded herewith or if a tender of certificates for Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders of Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Notes" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------------------------------------------------------------------------------------------

                                           DESCRIPTION OF SENIOR NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON              DESCRIPTION OF SENIOR NOTES TENDERED
                       CERTIFICATE(S))                               (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------

                                                                                AGGREGATE PRINCIPAL
                                                                               AMOUNT OF SENIOR NOTES AGGREGATE PRINCIPAL
                                                                CERTIFICATE         EVIDENCED BY        AMOUNT OF SENIOR
                                                                NUMBER(S)*         CERTIFICATE(S)       NOTES TENDERED**
                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------
                                                             TOTAL SENIOR
                                                             NOTES
--------------------------------------------------------------------------------------------------------------------------

   * DOES NOT need to be completed by shareholders tendering shares by book-entry transfer.

  ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

                                      DESCRIPTION OF SENIOR DISCOUNT NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON              DESCRIPTION OF SENIOR NOTES TENDERED
                       CERTIFICATE(S))                               (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------

                                                                                AGGREGATE PRINCIPAL
                                                                               AMOUNT OF SENIOR NOTES AGGREGATE PRINCIPAL
                                                                CERTIFICATE         EVIDENCED BY        AMOUNT OF SENIOR
                                                                NUMBER(S)*         CERTIFICATE(S)       NOTES TENDERED**
                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------
                                                             TOTAL SENIOR
                                                             NOTES
--------------------------------------------------------------------------------------------------------------------------

   * DOES NOT need to be completed by shareholders tendering shares by book-entry transfer.

  ** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
     ---------------------------------------------------------------------------

     Account Number                 Transaction Code Number
                    --------------                          --------------------

          By crediting Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)
     ---------------------------------------------------------------------------

     Window Ticket Number (if any)
     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
     ------------------------------------------------------------------

     Name of Eligible Institution that guaranteed delivery
     ------------------------------------------------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     -----------------------------------------------------------

     Account Number                 Transaction Code Number
                    --------------                          --------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     ---------------------------------------------------------------------------

     Address:
     ---------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount at maturity of Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact to cause the Notes to be assigned, transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (A) any Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder; (B) it is not an "affiliate" of the Issuer as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"); (C) it is not participating in, and does not intend to participate in, and has no arrangement or understanding with any Person to participate in, a distribution of the Notes or the Exchange Notes; and (D) if such holder is a broker or dealer registered under the Exchange Act, it will receive the Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities. Each broker-dealer referred to in clause (D) of the preceding sentence must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The undersigned also warrants that acceptance of any tendered Notes by the Issuer and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuer of certain of its obligations under the Registration Rights Agreement.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and (ii) any broker-dealer that purchases Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. However, the Issuer does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Company, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes, it represents that the Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Notes tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Company, a self-employed individual retirement plan or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (ii) is acquiring the Exchange Notes for its own account for investment purposes (or for the account of the beneficial owner of such Exchange Notes for investment purposes).

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Notes for any Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Notes for any Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF SENIOR NOTES" OR "DESCRIPTION OF SENIOR DISCOUNT NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SENIOR NOTES OR SENIOR DISCOUNT NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: Exchange Notes and/or Notes to:

Name(s)
                             (Please Type or Print)
                             (Please Type or Print)

Address
                                   (Zip Code)

Taxpayer Identification or
Social Security Number
                         (Complete Substitute Form W-9)

* Credit unexchanged Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.
          (Book-Entry Transfer Facility Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Senior Notes" or "Description of Senior Discount Notes" on this Letter above.

Mail: Exchange Notes and/or Notes to:

Name(s)
                             (Please Type or Print)
                             (Please Type or Print)

Address
                                   (Zip Code)

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Signature(s) of Owner:__________________________________________________________

________________________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Date:  _____________________________________________

     If a holder is tendering any Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________
                             (Please Type or Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Including Zip Code)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________
                                      (Authorized Signature)

________________________________________________________________________________
                                    (Title)

________________________________________________________________________________
                                (Name and Firm)

Date: ________________________________________________

                                  INSTRUCTIONS
                                       OF
                       LEAP WIRELESS INTERNATIONAL, INC.
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
        OFFER TO EXCHANGE THEIR 12 1/2% SENIOR NOTES DUE 2010 AND THEIR
                    14 1/2% SENIOR DISCOUNT NOTES DUE 2010,
              WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT,
                          FOR ANY AND ALL OUTSTANDING
   12 1/2% SENIOR NOTES DUE 2010 AND 14 1/2% SENIOR DISCOUNT NOTES DUE 2010.

     1. Delivery of this Letter and Notes; Guaranteed Delivery Procedures. This Letter is to be completed by Note holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Notes" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by The Depository Trust Company (the "Book-Entry Transfer Facility") and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant.

     Note holders whose certificates for Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Procedures for Tendering Notes" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

     2. Partial Tenders (Not Applicable to Note holders Who Tender by Book-Entry Transfer). If less than all of the Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Senior Notes or Senior Discount Notes to be tendered in the box above entitled "Description of Senior Notes -- Principal Amount Tendered" or "Description of Senior Discount Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

     Endorsements on certificates for Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Notes are tendered: (i) by a registered holder of Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders of Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Notes by book-entry transfer may request that Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Note holder may designate hereon. If no such instructions are given, such Notes not exchanged will be returned to the name or address of the person signing this Letter.

     5. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Notes are accepted for exchange must provide the Issuer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W -9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note:
Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

     6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes tendered hereby, or if tendered Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Notes specified in this Letter.

     7. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Notes nor shall any of them incur any liability for failure to give any such notice.

     9. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

     11. Incorporation of Letter of Transmittal. This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Notes so tendered.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                   PAYER: STATE STREET BANK AND TRUST COMPANY

---------------------------------------------------------------------------------------------------------------------------

                                 PART 1 -- Taxpayer Identification Number -- for
                                 all accounts, enter taxpayer identification     ------------------------------------------
          SUBSTITUTE             number in the box at right and certify by        Social Security Number
           FORM W-9              signing and dating below
                                                                                  OR
                                 NOTE: If the account is in more than one name,
                                 see the chart in the enclosed Guidelines to     ------------------------------------------
                                 determine which number to give the payer.        Employer Identification
                                                                                  Number TIN
                                -------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY     PART 2 -- For payees exempt from backup withholding, please write "EXEMPT" here (see the
   INTERNAL REVENUE SERVICE      enclosed Guidelines):
                                -------------------------------------------------------------------------------------------
                                 PART 3 -- Certification -- UNDER PENALTIES OF PERJURY. I CERTIFY THAT (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service
                                 (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
      PAYER'S REQUEST FOR
    TAXPAYER IDENTIFICATION
         NUMBER (TIN)
                                -------------------------------------------------------------------------------------------
                                 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding, (also see instructions in the enclosed
                                 Guidelines.)
                                 Signature   Date  _____________ , 2000
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

Signature   Date:  _____________ , 2000

Name (Please Print)

Address (Please Print)